UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Form 8-K                                First Financial Bancorp.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On December 4, 2017, First Financial Bancorp., an Ohio corporation (the “Company”), held a Special Meeting of Shareholders for the purpose of considering and acting upon the following matters

1.
To adopt the Agreement and Plan of Merger, dated as of July 25, 2017, by and between MainSource Financial Group, Inc. ("MainSource") and First Financial Bancorp. ("First Financial"), as such agreement may be amended from time to time, pursuant to which MainSource will merge with and into First Financial, with First Financial as the surviving corporation (the "Merger").

2.	To approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies by First Financial in favor of the Merger.

As of October 13, 2017, the record date for the special shareholder meeting, there were 62,068,758 eligible votes and approximately 31,034,379 votes counted toward a quorum at the meeting. 50,644,326 shares (or 81.59% of the shares outstanding) were voted.

(b)	The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - To adopt the Agreement and Plan of Merger

The Company’s shareholders approved the adoption of the Agreement and Plan of Merger, dated as of July 25, 2017, by and between MainSource Financial Group, Inc. ("MainSource") and First Financial Bancorp. ("First Financial"), as such agreement may be amended from time to time, pursuant to which MainSource will merge with and into First Financial, with First Financial as the surviving corporation (the "Merger").

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
50,255,667	202,564	186,095	N/A

Item 2 - Ratification of Auditors

As sufficient votes were cast in favor of Item 1, Item 2 was not acted upon at the shareholder meeting.

Item 7.01 Regulation FD Disclosure.

On December 4, 2017, First Financial and MainSource issued a joint press release announcing the approval of the Merger by the shareholders of each of First Financial and MainSource at the respective special shareholder meetings of each company, both held on December 4, 2017. The transaction remains subject to receipt of all required regulatory approvals and satisfaction of customary closing conditions, and is expected to close in early 2018.

A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference under this Item 7.01. The information in Items 7.01 and 9.01 of this report (including Exhibits 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource, which are subject to numerous assumptions, risks and uncertainties. Words such as ''believes,'' ''anticipates,'' "likely," "expected," "estimated," ''intends'' and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of the Company's and MainSource's Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management's control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and MainSource with the SEC, risks and uncertainties for the Company, MainSource and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of the Company's or MainSource's shareholders to adopt the Merger Agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company's, MainSource's or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor MainSource assumes any obligation to update any forward- looking statement.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.     The following exhibit is being filed herewith:

99.1    Press release dated December 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Shannon M. Kuhl
Shannon M. Kuhl
Senior Vice President and Chief Legal Officer

Date:	December 6, 2017